                           GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.

                             FIRST QUARTER REPORT
                                MARCH 31, 1999


                        A Closed-End Investment Company
                     listed on the New York Stock Exchange


                              450 LEXINGTON AVENUE
                              NEW YORK, N.Y. 10017
                          212-916-8400 1-800-436-8401

                               TO THE STOCKHOLDERS

--------------------------------------------------------------------------------

The year has started on a firm note. For the three months ended March 31, 1999, the investment return to our stockholders was 8.3%, consisting of a 2.6% increase in net asset value per Common Share (assuming reinvestment of all dividends) together with a decline in the discount, at which our shares trade, from 12.7% at year end to below 8% currently. By comparison, the rate of return (including income) for the Standard & Poor's 500 Stock Index was 5%. For the twelve months ended March 31, 1999, the return to stockholders was 26.5% and the return on the net asset value per Common Share was 23.2%; these compare to a return of 18.4% for the S&P 500.

While the U.S. stock market has continued to advance as measured by the popular averages, divergences are developing which have warranted caution historically. Market breadth is exceptionally narrow, with securities of larger capitalization companies markedly outperforming those of smaller companies and a great majority of stocks actually declining. Traditional value investing has taken a back seat to more speculative activity as reflected in the day trading phenomenon and the resurgence of underwritings of initial public offerings. This is not to say that further market progress is not possible or even likely. It does suggest that your management's maintenance of adequate cash reserves may be the prudent course to follow at present.

As set forth in the accompanying financial statements (unaudited), as of March 31, 1999, the net assets of the Company were $1,019,945,847. Net assets applicable to the Common Stock were $869,945,847, equal to $34.26 per Common Share.

The increase in net assets resulting from operations for the three months ended March 31, 1999 was $22,935,814. During this period, net realized gain on securities sold was $25,519,731 ($1.01 per share) and the decrease in unrealized appreciation was $5,686,356. Net investment income for the three months was $3,102,439.

During the three months, 264,300 shares of the Company's Common Stock were repurchased for $8,301,766 at an average discount from net asset value of 10.5%.

We are pleased to report that, on March 10, 1999, at the Company's annual meeting, the Stockholders (1) elected twelve directors, including two directors who were elected by the holders of the Company's Preferred Stock, and (2) ratified the selection of Ernst & Young LLP as auditors of the Company for the year 1999.



By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer

2       STATEMENT OF ASSETS AND LIABILITIES  March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  Common stocks (cost $308,236,260) ...................                $  736,814,941
  Convertible corporate note (cost $2,265,500) ........                    13,860,375
  Corporate discount notes (cost $267,065,812) ........                   267,065,812
                                                                         ------------
       Total investments (cost $577,567,572) ..........                 1,017,741,128

CASH, RECEIVABLES AND OTHER ASSETS
  Cash ................................................   $     57,236
  Receivable for securities sold ......................      6,446,035
  Dividends, interest and other receivables ...........      2,779,162
  Prepaid expenses ....................................      4,101,020
  Other ...............................................        642,687     14,026,140
                                                           -----------    -----------

TOTAL ASSETS ..........................................                 1,031,767,268


LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased ...................      6,928,872
   Preferred dividend accrued but not yet declared ....        240,000
   Accrued expenses and other liabilities .............      4,652,549
                                                           -----------

TOTAL LIABILITIES .....................................                    11,821,421
                                                                         ------------

NET ASSETS ............................................                $1,019,945,847
                                                                       ==============

Net Assets applicable to Preferred Stock at a
     liquidation value of $25 per share ...............                $  150,000,000
                                                                       ==============

Net Assets applicable to Common Stock .................                $  869,945,847
                                                                       ==============

NET ASSET VALUE PER COMMON SHARE ......................                $        34.26
                                                                       ==============


NET ASSETS
-------------------------------------------------------------------------------------
   7.20% Tax-Advantaged Cumulative Preferred Stock,
      $1 par value (note 2)
      Authorized 10,000,000 shares;
      outstanding 6,000,000 shares ....................   $  6,000,000
   Common Stock,  $1 par value (note 2)
      Authorized  30,000,000  shares; outstanding
      25,390,743 shares (exclusive of
      35,500 shares in Treasury) ......................     25,390,743
   Additional paid-in capital (note 2) ................    523,587,307
   Undistributed realized gain on securities sold .....     25,279,456
   Undistributed net income ...........................      2,454,785
   Unallocated distributions on Preferred Stock .......     (2,940,000)
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $456,178,454) ...................................    440,173,556
                                                          ------------

TOTAL NET ASSETS ......................................                $1,019,945,847
                                                                       ==============


( see notes to financial statements )

 3    STATEMENT OF OPERATIONS  Three Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


INCOME
--------------------------------------------------------------------------------
   Dividends .................................   $ 1,497,557
   Interest ..................................     3,449,356      $   4,946,913
                                                  ----------


EXPENSES
--------------------------------------------------------------------------------
   Investment research .......................       929,221
   Administration and operations .............       588,015
   Office space and general ..................       135,061
   Transfer agent, custodian and registrar
     fees and expenses .......................        49,317
   Stockholders' meeting and reports .........        46,888
   Directors' fees and expenses ..............        46,072
   Auditing and legal fees ...................        28,500
   Miscellaneous taxes (note 1b) .............        21,400          1,844,474
                                                   ---------          ---------
NET INVESTMENT INCOME ........................                        3,102,439


REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1c AND 4)
-----------------------------------------------------------------------------------
   Net realized gain on sales of securities
    (long-term except for $7,743,264) ........    25,519,731
  Net decrease in unrealized appreciation ....    (5,686,356)
                                                  ----------

 NET GAIN ON INVESTMENTS .....................                       19,833,375
                                                                    ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................                    $  22,935,814
                                                                  ==============

(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                  Three Months
                                                     Ended          Year Ended
                                                 March 31, 1999    December 31,
OPERATIONS                                        (Unaudited)          1998
--------------------------------------------------------------------------------
   Net investment income .....................  $    3,102,439   $   11,554,362
   Net realized gain on sales of securities ..      25,519,731      109,379,689
   Net increase (decrease) in
      unrealized appreciation ................      (5,686,356)     119,454,056
                                                 -------------    -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................      22,935,814      240,388,107
                                                 -------------    -------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income ...........................            --          (734,400)
   From long-term capital gain ...............            --        (4,785,600)
   Unallocated distributions on Preferred
    Stock ....................................      (2,700,000)       (240,000)
                                                 -------------    -------------
DECREASE IN NET ASSETS FROM PREFERRED
    DISTRIBUTIONS ............................      (2,700,000)     (5,760,000)
                                                 -------------    -------------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income ...........................             --       (11,114,275)
   From long-term capital gain ...............     (33,670,906)     (75,627,722)
                                                  -------------    -------------
DECREASE IN NET ASSETS FROM COMMON
    DISTRIBUTIONS ............................     (33,670,906)     (86,741,997)
                                                  -------------    -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................      22,749,608       51,184,992
   Cost of Common Shares purchased (note 2) ..      (8,301,766)     (27,310,005)
   Net proceeds from the issuance of
     Preferred Stock (note 2) ................             --       144,575,000
                                                  -------------    -------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS       14,447,842      168,449,987
                                                  -------------    -------------
NET INCREASE IN NET ASSETS ...................       1,012,750      316,336,097

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF PERIOD ..........................   1,018,933,097      702,597,000
                                                 --------------    -------------

END OF PERIOD (including undistributed net
   income of $2,454,785 and distributions
   in excess of net income of $647,654,
   respectively) .............................  $1,019,945,847   $1,018,933,097
                                                ==============   ==============

( see notes to financial statements )

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 1999 and for each year in the five-year period ended December 31, 1998. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                                       Three Months
                                                          Ended                           Year Ended December 31,
                                                      March 31, 1999   ------------------------------------------------------------
                                                        (Unaudited)      1998         1997        1996         1995         1994
                                                       -------------   ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...............   $      34.87   $    29.15   $   25.24    $   23.94    $   22.31    $   24.75
                                                       ------------   ----------    ---------   ---------    ---------    ---------
   Net investment income ...........................            .12          .47         .21          .22          .08          .05
   Net gain (loss) on securities -
        realized and unrealized ....................            .74         9.44        7.15         3.86         4.54         (.94)
                                                       ------------   ----------    ---------   ---------    ---------    ---------
Total from investment operations ...................            .86         9.91        7.36         4.08         4.62         (.89)
                                                       ------------   ----------    ---------   ---------    ---------    ---------

Less Distributions on:
 Common Stock:
   Dividends from investment income ................             --         (.48)        (.26)(a)    (.20)        (.11)(b)     (.05)
   Distributions from capital gains ................          (1.36)       (3.24)       (3.19)      (2.58)       (2.87)       (1.49)
   In excess of net income .........................             --          --           --          --          (.01)        (.01)
                                                       ------------   ----------    ---------   ---------    ---------    ---------
                                                              (1.36)       (3.72)       (3.45)      (2.78)       (2.99)       (1.55)

 Preferred Stock:
   Dividends from investment income ................            --          (.03)        --           --          --           --
   Distributions from capital gains ................            --          (.20)        --           --          --           --
   Unallocated .....................................           (.11)        (.01)        --           --          --           --
                                                       ------------   ----------    ---------   ---------    ---------    ---------
                                                               (.11)        (.24)        --           --          --           --
                                                       ------------   ----------    ---------   ---------    ---------    ---------
Total Distributions ................................          (1.47)       (3.96)       (3.45)      (2.78)       (2.99)       (1.55)
                                                       ------------   ----------    ---------   ---------    ---------    ---------
Capital Stock transaction - effect of Preferred
   Stock offering ..................................            --          (.23)        --           --          --           --
                                                       ------------   ----------    ---------   ---------   ----------    ---------
Net asset value, end of period .....................   $      34.26   $    34.87    $   29.15   $   25.24   $    23.94    $   22.31
                                                       ============   ==========    =========   =========   ==========    =========
Per share market value, end of period ..............   $      31.56   $    30.44    $   26.19   $   21.00   $    20.00    $   19.00
                                                       ============   ==========    =========   =========   ==========    =========

TOTAL INVESTMENT RETURN - Stockholder Return, based
on market price per share                                      8.27%*      31.31%       42.58%      19.48%       21.22%       -7.86%

RATIOS AND SUPPLEMENTAL DATA
Total net assets, end of period
   (000's omitted) .................................   $  1,019,946   $1,018,933    $ 702,597   $ 597,597   $  573,693   $  519,722
Net assets attributable to Common Stock, end
   of period (000's omitted) .......................   $    869,946   $  868,933    $ 702,597   $ 597,597   $  573,693   $  519,722
Ratio of expenses to average net assets
   applicable to Common Stock ......................           0.22%*       0.95%        0.98%       1.05%        1.25%        1.17%
Ratio of net income to average net assets
   applicable to Common Stock ......................           0.36%*       1.50%        0.80%       0.88%        0.36%        0.21%
Portfolio turnover rate ............................           6.08%*      34.42%       32.45%      33.40%       29.14%       17.69%

PREFERRED STOCK
Liquidation value, end of period (000's omitted) ...   $    150,000   $  150,000           --          --          --            --
Asset coverage .....................................            680%         679%          --          --          --            --
Liquidation preference per share ...................   $      25.00   $    25.00           --          --          --            --
Market value per share .............................   $      25.38   $    25.88           --          --          --            --

(a)      Includes short-term capital gain in the amount of $.05 per share.
(b)      Includes short-term capital gain in the amount of $.03 per share.
 *       Not annualized

6              STATEMENT OF INVESTMENTS  March 31, 1999 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                       SHARES OR         VALUE
         COMMON STOCKS                               PRINCIPAL AMOUNT   (NOTE 1a)
---------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES (5.8%)
Cox Communications, Inc. Class A + ................      260,000    $ 19,662,500
NTL Incorporated + ................................      310,000      25,226,250
Reuters Group plc-ADR .............................       94,000       8,166,250
Wolters Kluwer NV-ADR .............................       35,000       6,356,350
                                                                      ----------
                        (COST $14,657,050)                  --        59,411,350
                                                                      ----------

COMPUTER SOFTWARE AND SYSTEMS (3.9%)
Cisco Systems, Inc.+ ..............................      225,000      24,651,563
MetaCreations Corporation + .......................      300,000       2,043,750
Seagate Technology, Inc.+ .........................      430,000      12,711,875
                                                                      ----------
                        (COST $13,585,280)                  --        39,407,188
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (8.0%)
Buffets, Inc.+ ....................................    1,000,000       9,875,000
DaimlerChrysler A.G. ..............................      221,000      18,964,562
Ford Motor Company ................................      500,000      28,343,750
Interim Services Inc.+ ............................      400,000       6,000,000
PepsiCo, Inc. .....................................      200,000       7,837,500
Philip Morris Companies Inc. ......................      300,000      10,556,250
                                                                      ----------
                        (COST $53,566,466)                  --        81,577,062
                                                                      ----------

ELECTRONICS (1.0%)
Molex Incorporated Class A ........................      400,000      10,350,000
                                                                      ----------
                        (COST $10,659,377)

ENVIRONMENTAL CONTROL
  (INCLUDING SERVICES) (2.0%)
Waste Management, Inc. ............................      460,000      20,412,500
                                                                      ----------
                        (COST $ 7,875,160)

FINANCE AND INSURANCE (18.1%)
American International Group, Inc. ................      130,000      15,681,250
AmerUs Life Holdings, Inc. Class A ................      450,000      10,800,000
Annaly Mortgage Management, Inc. ..................      550,000       5,500,000
Annuity and Life Re (Holdings), Ltd. ..............      482,500      11,037,188
Berkshire Hathaway Inc. Class A + .................          315      22,491,000
CCB Financial Corp. ...............................      217,000      11,731,562
Everest Reinsurance Holdings, Inc. ................      335,000      10,447,812
First Midwest Bancorp, Inc. .......................      252,500       9,595,000
Golden West Financial Corporation .................      160,000      15,280,000
Huntington Bancshares Incorporated ................      175,000       5,414,063
M&T Bank Corporation ..............................       45,000      21,555,000
NAC Re Corporation ................................      166,000       8,912,125
ReliaStar Financial Corp. .........................      142,500       6,074,062
SunTrust Banks, Inc. ..............................      240,000      14,940,000
Transatlantic Holdings, Inc. ......................      200,000      15,000,000
                                                                     -----------
                        (COST $87,573,560)                  --       184,459,062
                                                                     -----------

HEALTH CARE  (10.8%)
     PHARMACEUTICALS (9.3%)
AB Astra Class A ..................................      482,500      11,078,200
AB Astra Class B ..................................      720,000      16,531,200
GelTex Pharmaceuticals, Inc.+ .....................      300,000       4,218,750
IDEC Pharmaceuticals Corporation + ................      415,000      21,320,625
Magainin Pharmaceuticals Inc.+ ....................      300,000         468,750
Pfizer Inc. .......................................      300,000      41,625,000
                                                                      ----------
                        (COST $28,782,580)                  --        95,242,525
                                                                      ----------
     MEDICAL INSTRUMENTS AND DEVICES (1.2%)
Medtronic, Inc. ...................................      165,000      11,859,375
                                                                     -----------
                        (COST $ 1,036,631)



7             STATEMENT OF INVESTMENTS March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                       SHARES OR          VALUE
         COMMON STOCKS (continued)                  PRINCIPAL AMOUNT    (NOTE 1a)
---------------------------------------------------------------------------------
     HEALTH CARE SERVICES (0.3%)
BioReliance Corporation + .........................      317,000  $    2,060,500
Huntingdon Life Sciences Group plc-ADR + ..........      624,500       1,209,969
                                                                     -----------
                        (COST $ 8,335,304)                  --         3,270,469
                                                                     -----------
                        (COST $38,154,515)                  --       110,372,369
                                                                     -----------
MACHINERY & EQUIPMENT (0.9%)
Deere & Company ...................................      100,000       3,862,500
Kennametal Inc. ...................................      300,000       5,287,500
                                                                     -----------
                        (COST $ 8,462,888)                 --          9,150,000
                                                                     -----------

MISCELLANEOUS (1.3%)
Other .............................................                   13,830,750
                                                                      ----------
                        (COST $13,298,554)


OIL & NATURAL GAS (INCLUDING SERVICES) (1.3%)
Repsol, S.A.- ADR .................................      250,000      12,812,500
                                                                      ----------
                        (COST $ 8,914,519)

RETAIL TRADE (15.1%)
Consolidated Stores Corporation + .................      350,000      10,609,375
The Home Depot, Inc. ..............................    1,695,000     105,513,750
The TJX Companies, Inc. ...........................       90,000       3,060,000
Wal-Mart Stores, Inc. .............................      350,000      32,265,625
Williams-Sonoma, Inc.+ ............................      100,000       2,825,000
                                                                    ------------
                        (COST $16,147,648)                 --        154,273,750
                                                                    ------------

SEMICONDUCTORS (1.8%)
DuPont Photomasks, Inc. + .........................      100,000       3,962,500
Lam Research Corporation + ........................      500,000      14,500,000
                                                                      ----------
                        (COST $13,472,687)                 --         18,462,500
                                                                      ----------

SPECIAL HOLDINGS  #+ (NOTE 6) (0.0%)
Sequoia Capital IV ................................       ++              41,440
Welsh, Carson, Anderson & Stowe III ...............       ++                 720
                                                                      ----------
                        (COST $ 1,255,531)                  --            42,160*
                                                                      ----------

TRANSPORTATION (2.2%)
AMR Corporation + .................................      380,000      22,253,750
                                                                      ----------
                        (COST $20,613,025)

TOTAL COMMON STOCKS (72.2%) (COST $308,236,260) ...                  736,814,941
                                                                    ------------
         CONVERTIBLE CORPORATE NOTE (1.4%)
--------------------------------------------------------------------------------
MedImmune, Inc., 7% due 7/1/2003 ** ...............  $ 2,300,000      13,860,375
                                                                    ------------
                        (COST $ 2,265,500)


         SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 4/1-5/6/99; 4.78%-4.84%                       $64,100,000      63,489,574
General Electric Capital Corp. notes
   due 4/8-5/6/99; 4.84%-4.86%                        70,200,000      69,488,429
General Motors Acceptance Corp. notes
   due 4/20-4/29/99; 4.75%-4.82%                      63,900,000      63,290,207
Sears Roebuck Acceptance Corp. notes
   due 4/12-5/4/99; 4.80%-4.88%                       71,500,000      70,797,602
                                                                   -------------
                       (COST $267,065,812)                           267,065,812

   Cash, receivables, and other assets,
          less liabilities ........................                    2,204,719
                                                                   -------------

TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (26.4%)
                        (COST $269,270,531)                          269,270,531
                                                                  --------------
NET ASSETS              (COST $579,772,291)                       $1,019,945,847
                                                                  ==============

+Non-income producing security.                 * Fair value of each holding in the opinion of the Directors.
++ A limited partnership interest.              **Security exempt from registration under Rule 144A of the
# Restricted security.                            Securities Act of 1933.  This security may be resold in transactions
(see notes to financial statements)               exempt from registration, normally to qualified institutional buyers.

8                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

c.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

Transactions in Common Stock during the three months ended March 31, 1999 and the year ended December 31, 1998 were as follows:

                                                                         SHARES                       AMOUNT
                                                                 ---------    ----------    ------------   -------------
                                                                   1999          1998          1999            1998
                                                                 ---------    ----------    ------------   -------------
Shares issued in payment of dividends ...................        738,324       1,755,541    $   738,324     $  1,755,541
Increase in paid-in capital .............................                                    22,011,284       49,429,451
                                                                                            ------------    ------------
      Total increase ....................................                                    22,749,608       51,184,992
                                                                                            ------------    ------------

Shares purchased (at an average discount from net asset
  value of 10.5% and 11.4%, respectively) ...............        264,300         943,500    (    264,300)    (   943,500)
Decrease in paid-in capital .............................                                   (  8,037,466)    (26,366,505)
                                                                                            ------------    ------------
      Total decrease ....................................                                   (  8,301,766)    (27,310,005)
                                                                                            ------------    ------------
Net increase ............................................                                   $ 14,447,842    $ 23,874,987
                                                                                            ============    ============

The cost of the 35,500 shares of Common Stock held in Treasury at March 31, 1999 amounted to $1,117,344.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS
The aggregate compensation paid by the Company during the three months ended March 31, 1999 to its officers amounted to $744,751.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities  (other than  short-term  securities)  for the
three  months   ended  March  31,  1999  were   $45,434,840   and   $52,409,099,
respectively. At March 31, 1999, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.


                             5. GENERAL INFORMATION
Brokerage commissions during the three months ended March 31, 1999 were $125,840, including $27,250 paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a limited partner of The Goldman Sachs Group, L.P. which is an affiliate of Goldman, Sachs & Co.


                            6. RESTRICTED SECURITIES

                                                        DATE                                VALUE
                                                      ACQUIRED                 COST       (NOTE 1a)
                                                      --------              ----------   ----------
Sequoia Capital IV* ...............................   1/31/84               $1,003,144   $   41,440
Welsh, Carson, Anderson & Stowe III* ..............   3/10/83                  252,387          720
                                                                            ----------   ----------
Total .............................................                         $1,255,531   $   42,160
                                                                            ==========   ==========

* The amounts shown are net of distributions from these limited partnership interests which, in the aggregate, amounted to $4,689,667 and $3,626,167, respectively. The initial investment in each limited partnership was $2,000,000.

The Company also owns 5,262 shares of non-voting common stock of Multisystems, Inc. which have no cost and are carried at no value.

                         7. OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $66,800 for the three months ended March 31, 1999. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 1999 through 2002, and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 1999 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 8, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

10   MAJOR STOCK CHANGES* Three Months Ended March 31, 1999 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                                                     SHARES OR
                                                       SHARES OR               PRINCIPAL AMOUNT HELD
INCREASES                                           PRINCIPAL AMOUNT               MARCH 31, 1999
--------------------------------------------------------------------------------------------------------
    NEW POSITIONS
        Interim Services Inc.                           400,000                     400,000
        SunTrust Banks, Inc.                            240,000 (a)                 240,000
        The TJX Companies, Inc.                           --                         90,000 (b)
        Williams-Sonoma, Inc.                           100,000                     100,000

    ADDITIONS
        AMR Corporation                                  80,000                     380,000
        AmerUs Life Holdings, Inc. Class A               62,500                     450,000
        Annuity and Life Re (Holdings), Ltd.              7,500                     482,500
        Buffets, Inc.                                   226,500                   1,000,000
        Consolidated Stores Corporation                  75,000                     350,000
        Everest Reinsurance Holdings, Inc.               15,000                     335,000
        GelTex Pharmaceuticals, Inc.                     95,000                     300,000
        Kennametal Inc.                                 125,000                     300,000
        Lam Research Corporation                         24,000                     500,000
        Molex Incorporated Class A                       85,000                     400,000
        ReliaStar Financial Corp.                        15,000                     142,500

DECREASES
--------------------------------------------------------------------------------------------------------
    ELIMINATIONS
        Crestar Financial Corp.                         250,000 (a)                  --
        FDX Corporation                                 100,000                      --
        Veeco Instruments Inc.                          100,000                      --

    REDUCTIONS
        American International Group, Inc.                5,000                     130,000
        Cisco Systems, Inc.                              15,000                     225,000
        Deere & Company                                  50,000                     100,000
        The Home Depot, Inc.                             85,000                   1,695,000
        IDEC Pharmaceuticals Corporation                 10,000                     415,000
        Medtronic, Inc.                                  15,000                     165,000
        NTL Incorporated                                 27,000                     310,000
        Pfizer Inc.                                      30,000                     300,000
        Wal-Mart Stores, Inc.                            50,000                     350,000

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) 240,000 shares of SunTrust Banks, Inc. were received in exchange for 250,000 shares of
    Crestar Financial Corp. in conjunction with a merger.
(b) Shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.

                                   DIRECTORS
--------------------------------------------------------------------------------

Lawrence B. Buttenwieser, Chairman

Arthur G. Altschul, Jr.
Lewis B. Cullman
Spencer Davidson
Gerald M. Edelman
Anthony M. Frank
John D. Gordan, III
Bill Green
Sidney R. Knafel
Richard R. Pivirotto
Joseph T. Stewart, Jr.
Raymond S. Troubh

Arthur G. Altschul, Chairman Emeritus
William O. Baker, Director Emeritus
William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                               SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ  07660
1-800-413-5499
www.chasemellon.com


RESULTS OF THE ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

The votes cast by Stockholders at the Company's annual meeting held on March 10, 1999 were as follows:

Election of Directors:

                                       FOR           WITHHELD

Arthur G. Altschul, Jr.            26,090,250       298,077
Lawrence B, Buttenwieser           26,100,246       288,081
Lewis B. Cullman                   26,002,316       386,011
Spencer Davidson                   26,108,271       280,056
Gerald M. Edelman                  26,065,125       323,202
Anthony M. Frank                   26,097,591       290,736
John D. Gordan, III                26,104,260       284,067
Richard R. Pivirotto               26,056,275       332,052
Joseph T. Stewart, Jr.             26,132,453       255,874
Raymond S. Troubh                  26,129,253       259,074

Elected by holders of Preferred Stock
Bill Green                          5,179,494        56,495
Sidney R. Knafel                    5,179,694        56,295

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 1999:

For - 26,049,347; Against - 143,015; Abstain - 195,965